SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
NOTE 8 – SUBSEQUENT EVENTS

On August 27, 2023, the Company entered into a license agreement (the “License Agreement”) with Hong Seng Technology Limited (“HST”) and Guangzhou Gloria Biosciences Co., Ltd. (“Gloria” and together with HST, the “Purchaser Parties” or the “Licensee”), pursuant to which the Company granted HST an exclusive, royalty-bearing, sublicensable license to develop and commercialize motixafortide in Asia (other than Israel and certain other countries) (collectively, the “Territory”) and to engage and authorize Gloria to perform services under the License Agreement in the Territory. In addition, the Company granted the Licensee a first offer right with respect to the grant of certain rights in motixafortide outside of the Territory. Effectiveness of the License Agreement is conditioned, among other things, upon obtaining the consent of the Israeli Innovation Authority (the “IIA”) within four months from the execution of the License Agreement.

Pursuant to the terms of the License Agreement, the Licensee is required to deposit a $15 million upfront payment in escrow within seven days after execution of the License Agreement, which will be released from escrow and transferred to the Company on the date that consent of the License Agreement is provided by the IIA, so long as that consent is obtained within four months from the execution of the License Agreement. The Company is also entitled to up to $49 million based on the achievement of certain development and regulatory milestones in China and Japan, and up to $197 million in sales milestones based on defined sales targets of motixafortide in the Territory. In addition, the Company is eligible to receive tiered double-digit royalties (ranging from 10-20%), on a country-by-country basis, on aggregate net sales of motixafortide in the Territory during the initial royalty term of at least 15 years, with a reduction of the royalties payable following the end of the initial royalty term as well as upon the occurrence of certain events. In the event that the Company does not receive FDA approval of motixafortide from the FDA by end of 2023, the development and regulatory milestones will only be partially payable, and all royalty rates will be reduced to single digit royalties.

The License Agreement provides that the Company will supply motixafortide to the Licensee during the term on a cost plus basis for commercial supply, while supply for development purposes will be on a cost-plus basis except that in certain limited circumstances the supply will be at a reduced cost, with the Company bearing a portion of the cost to be applied against any future royalties. The Licensee has a right but not an obligation after the effective date of the License Agreement to select to manufacture motixafortide itself or through a designated party.

In connection with the entry into the License Agreement, on August 27, 2023, the Company also entered into a share purchase agreement (the “Purchase Agreement”) with the Purchaser Parties, pursuant to which the Company agreed to sell and issue in a private placement an aggregate of 6,829,137 ADSs of the Company, at a purchase price of $2.136 per ADS. Aggregate gross proceeds from the sale are expected to be approximately $14.6 million and are to be deposited into escrow pending closing. The closing is subject to certain closing conditions including, among other things, receipt of the IIA consent and effectiveness of the License Agreement, actual receipt by the Company in its bank account of the purchase price for the ADSs following release from escrow, as well as other customary closing conditions. No warrants were issued in the transaction.